                                                                   EXHIBIT 10.07

                                LEASE AGREEMENT

     THIS LEASE, made this 25th day of February, 1993 between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended. WILLIAM RIDDLE, Individually, and BARRY and PATRICIA SAPER, Trustee, dba OAKMEAD ASSOCIATES, hereinafter called Landlord and CENTAUR PHARMACEUTICALS, INC., a Delaware corporation, hereinafter called Tenant.

                                  WITNESSETH:

     Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A," attached hereto and incorporated herein by this reference thereto more particularly described as follows:

          A portion of that certain 30,825+ square foot, one-story
                                          -
          building located at 484 Oakmead Pkwy., Sunnyvale, California, consisting of approximately 9,998+ square feet
                                                       -
          of space. Said Premises is more particularly shown within the area outlined in Red on Exhibit A. The entire parcel, of
                                      ---------
          which the Premises is a part, is shown within the area outlined in Green on Exhibit A attached hereto. The interior
                               ---------
          of the building leased hereunder shall be improved by Landlord and leased by Tenant in the configuration as shown in Red on Exhibit B to be attached hereto.
                    ---------

     The word "Premises" as used throughout this lease is hereby defined to include the nonexclusive use of sidewalks and driveways in front of or adjacent to the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The leased area of the Premises shall be measured from outside the exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas. Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

     1.   USE. Tenant shall use the Premises only in conformance with applicable
          ---
governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, biomedical research and development, ad storage and other uses necessary for Tenant to conduct Tenant's business in accordance with all applicable governmental laws and ordinances, and for no other purpose. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loud speaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any covenant, condition, or restriction ("CC&Rs") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises. There are no CC&Rs affecting the Premises at the time of Lease execution. In the event CC&Rs are subsequently implemented, Landlord shall provide a copy of said CC&Rs to Tenant.

     2.   TERM.*
          ----

          A. The term of this Lease shall be for a period of five (5) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1/st/ day of June, 1993 and end on the 31st day of May, 1998.

          B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence when the first of the following occurs:

               (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or

               (b) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

* It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting practical month will be pro-rated (for the number of days in the partial month) at the Basic Rent rate scheduled for the projected commencement date as shown in Paragraph 39.

               (c) When the Tenant Improvements have been substantially completed for Tenant's use and occupancy, in accordance and compliance with Exhibit B of this Lease Agreement; or

               (d) As otherwise agreed in writing.

     3.   POSSESSION.  If Landlord, for any reason whatsoever, cannot deliver
          ----------
possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in paragraph 2B, above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed 30 days from the commencement date herein (except those delays caused by Acts of God, strikes, war utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

     4.   RENT.
          ----

          A.   Basic Rent.  Tenant agrees to pay to Landlord at such place as
               ----------
Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of SIX HUNDRED FORTY-EIGHT THOUSAND THREE-HUNDRED EIGHTY-ONE AND NO/100 DOLLARS
--------------------------------------------------------------------
($648,381.00) in lawful money of the United States of America, payable as follows:

SEE PARAGRAPH 39 FOR BASIC RENT SCHEDULE.

          B.   Time for Payment.  Full monthly rent is due in advance on the
               ----------------
first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said fist day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

          C.   Late Charge.  Notwithstanding any other provision of this Lease,
               -----------
if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten percent (10%) of each rental payment so in default.

          D.   Additional Rent.  Beginning with the commencement date of the
               ---------------
term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

               (a) All Taxes relating to the Premises as set forth in Paragraph 9, and

               (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and

               (c) all charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

          The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty
(30) days for all other additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

          Tenant shall have the right to review Landlord's records, at a time convenient for Landlord at Landlord's office, that are related to Additional Rent changes within 30 days of Tenant's receipt of notice for additional amounts owed.

          The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

          E.   Place of Payment of Rent and Additional Rent.  All Basic Rent
               --------------------------------------------
hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at OAKMEAD ASSOCIATES, 2560 Mission College Blvd., #101, Santa Clara, California 95054, or to such other person or to such other place as Landlord may from time to time designate in writing.

          F.   Security Deposit.  Concurrently with Tenant's execution of this
               ----------------
Lease, Tenant shall deposit with Landlord the sum of TWENTY FOUR THOUSAND NINE
                                                     -------------------------
HUNDRED NINETY FIVE AND 00/100 DOLLARS ($24,995.00).  Said sum shall be held by
------------------------------
Landlord as a security Deposit for the faithful performance by tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to, the payment of rent and any of the monetary sums due herewith. Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease. Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release landlord from liability for the return of such Deposit or the accounting therefor.

     5.   ACCEPTANCE AND SURRENDER OF PREMISES.  By entry hereunder, Tenant
          ------------------------------------
accepts the premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without the representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or non-conforming acoustical ceiling tiles replaced; all windows washed; the air-conditioning and heating systems served by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease, at Tenant's sole cost and expense. Tenant, on or before the end of the term of sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by the Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

     6.   ALTERATIONS AND ADDITIONS.  Tenant shall not make, or suffer to be
          -------------------------
made, any alteration or addition to the premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical air-conditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

     7.   TENANT MAINTENANCE.  Tenant shall, at its sole cost and expense, keep
          ------------------
and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the Premises such as water and rain lines, sinks, electrical systems within the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts, heating and air-conditioning controls within the Premises such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the premises including but not limited to wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks, and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

     8.   UTILITIES.  [Intentionally Omitted.]
          ---------

     9.   TAXES.  Tenant shall not be responsible for any real estate tax
          -----
increase related to tenant improvements constructed for another Tenant's use outside the Premises leased hereunder.

          A. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property Taxes relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant to pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessment shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes " as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature (*Notwithstanding the above, it is agreed that if any special assessments for capital improvements are assessed, and if Landlord has the option to either pay the entire assessment in cash or go to bond, and if Landlord elects to pay the entire assessment in cash in lieu of going to bond, the entire portion of the assessment assigned to Tenant's page 3 of 8 Leased Premises will be pro rated over the same period that the assessment would have been prorated had the assessment gone to bond) whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by change in ownership of the Premises now or hereafter imposed by any governmental or quasi-governmental authority or special district having the director indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or

Landlord's interest therein; any improvements located within the Premises (regardless of ownership), the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises, or parking areas, public utilities, or energy within the Premises:
(ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises: and (iii) all costs and fees (including reasonable attorneys' fees) incurred by landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a use or occupancy of the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include state, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

          B.   Taxes on Tenant's Property.  Tenant shall be liable for and shall
               --------------------------
pay ten days before delinquency, taxes levied against any personal property or trade structures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant. Tenant shall upon demand, as the case may be, repay to landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

     10.  LIABILITY INSURANCE.  Tenant, at Tenant's expense, agrees to keep in
          -------------------
force during the term of this Lease a policy of comprehensive general liability insurance for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas, in the amount of $2,000,000 combined single limit. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies affecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 10 is not adequate, Tenant agrees to increase said coverage to such commercially reasonable amount as Landlord and Tenant shall agree, but not more than once in any twelve (12) month period.

     11.  TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION
          ---------------------------------------------------------------
INSURANCE.  Tenant shall maintain a policy or policies of fire and property
---------
damage insurance in "all risk" form with a sprinkle leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair, replacement of such items so insured. Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

     12.  PROPERTY INSURANCE.  Landlord shall purchase and keep in force, and as
          ------------------
Additional Rent and in accordance with Paragraph 4.D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.

     Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

     13.  INDEMNIFICATION.  Landlord shall not be liable to Tenant and Tenant
          ---------------
hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the negligence of Landlord, its agents, servants, employees invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

     14.  COMPLIANCE.  Tenant, at its sole cost and expense, shall promptly
          ----------
comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that n such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the provision if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. Any non-conformance of the Common Areas of the Parcel and Building which the Premises are located and the Leased Premises which includes the improvements installed by Landlord as set forth on Exhibit B, required to be corrected by the governing agency, shall be corrected at the cost and expense of Landlord if such non-conformance exists as of the commencement date of this Lease Agreement and further provided that such governing agency's requirement to correct the non-conformance is not initiated as a reason of: (1) any future improvements made by Tenant; or (ii) any permit request made to a governing agency by Tenant. Any non-conformance of the Premises occurring after the commencement date of this Lease Agreement shall be the responsibility of Tenant to correct at Tenant's cost and expense.

     15.  LIENS.  Tenant shall keep the Premises free from any liens arising out
          -----
of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rime rate of interest as quoted by the Bank of America.

     16.  ASSIGNMENT AND SUBLETTING.  Tenant shall not assign, transfer, or
          -------------------------
hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay to Landlord, as Additional Rent, after deducting brokers fees, if any, required for the new subtenant, all rents or additional consideration received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of said written notice. Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 16. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or subject the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease. SEE PARAGRAPH 46.

     17.  SUBORDINATION AND MORTGAGES.  In the event Landlord's title or
          ---------------------------
leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default so long as Tenant shall pay all rent and observe and perform all of the provisions set forth under this Lease, and Lender shall agree to and acknowledge same in writing upon Tenant's request.

     18.  ENTRY BY LANDLORD.  Landlord reserves, and shall at all reasonable
          -----------------
times after at least 24 hours notice (except in emergency) have the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagors or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however, that the business of Tenant shall be interfered with to the least extent that is reasonable practical. Any entry to the Premises by Landlord for the purposes provided herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

     19.  BANKRUPTCY AND DEFAULT.  The commencement of a bankruptcy action or
          ----------------------
liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall at Landlord's option constitute a breach of this Lease by Tenant. If the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

     Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius location, use, or exclusivity provision, in any agreement relating to the above described Premises.

     Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     The failure to perform or honor any covenant, condition, or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty
(30) days is reasonably required to cure the same. Tenant shall no be in default so long as Tenant commences performance within such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity.

          (a) The rights and remedies provided for by California Civil Code
Section 1951.2, including but not limited to recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of item after the time of award exceeds the amount of rental loss for the same period that Tenant provides could be reasonably avoided, as computed pursuant to subsection
(b) of said Section 1951.2. any roof by Tenant under subparagraphs (2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner. Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

          (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of the rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession, acts of maintenance or preservation, efforts to reset the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

          (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

          (d) The right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting and of such alterations and repairs,: third to payment of rent due and unpaid hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the resident, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be constituted as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

          (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rents collected from the Premises and to exercise all other rights and remedies gained to Landlord pursuant to subparagraph (c) above (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder).

          20. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term of this Lease and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

          21. DESTRUCTION. In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental (provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days is reasonably required to cure the same, Tenant shall not be in default so long notwithstanding the above, Tenant shall have the right to terminate this Lease if any damage to the Premises occurs during the last year of the term, this Lease and said damage cannot be repaired within six months, Tenant shall have the right to terminate this Lease. In the event Tenant elect to terminate this Lease, Tenant shall give written notice to Landlord of Tenant's election to terminate this Lease within five days of Tenant's receipt of notice from Landlord identifying the projected time required to make the necessary repairs of said Premises), damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 7, Landlord may, at its option:

          (a) Rebuild or restore the Premises in their condition prior to the damage or destruction, or

          (b) Terminate this Lease (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost).

          If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event

Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eight (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord, then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not canceled according to the provisions above.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

     In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay the deductible portion of Landlord's insurance proceeds.

     Notwithstanding the above, Tenant shall have the right to terminate this Lease if any damage to the Premises occurs during the last year of the term of this Lease and said damage cannot be repaired within six months, Tenant shall have the right to terminate this Lease. In the event Tenant elects to terminate this Lease, Tenant shall give written notice to Landlord of Tenant's election to terminate this Lease within five days of Tenant receipt of notice from Landlord identifying the projected time required to make the necessary repairs of said damage in which event this Lease would terminate thirty (30) days after Landlord receives written notice from Tenant of Tenant's election to terminate. Tenant will remain responsible for the full performance of all terms, covenants and conditions herein contained through the effective date of termination.

     22. EMINENT DOMAIN. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving costs or loss of goodwill, shall be and remain the property of Tenant.

     If any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

     If the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business. Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

     If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

     23. SALE OR CONVEYANCE BY LANDLORD. In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant provided that the transferee assumes in writing all obligations hereunder, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transfer.

     24. ATTORNMENT TO LENDER OR THIRD PARTY. In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale. Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchase purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

     25. HOLDING OVER. Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to any amount equal to one hundred (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

     26. CERTIFICATE OF ESTOPPEL. Tenant shall at any time upon not less than ten (10) days prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing k(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such nullification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no unsecured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

     27. CONSTRUCTION CHANGES. It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant, Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

     28. RIGHT OF LANDLORD TO PERFORM. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall within the time period allowed under said Lease fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term of covenant hereunder on its part to be performed, and such failure shall continue for five days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the primate rate of interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

     29.  ATTORNEY'S FEES.

          A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued to date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

          B. Should Landlord be named as a defendant in any suet brought against Tenant in connection with or arising out of Tenant's occupancy hereunder Tenant shall pay to Landlord its casts and expenses incurred in such suit including a reasonable attorney's fee.

     30. WAIVER. The waiver by either party d the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shaft not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereunder during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance of the other party in strict accordance with the terms hereof.

     31. NOTICES. All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at is offices at: PEERY/ARRILLAGA, 2560 Mission College Blvd, #101, Santa Clara, CA 95051. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service named thereof in the manner herein provided, as the case may be.

     32. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

     33. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable but in no event earlier than (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations, provided however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     34. CORPORATE AUTHORITY. If Tenant is a corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of a said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     35.  [INTENTIONALLY OMITTED]

     36. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that in the event of any actual or alleged failure, breach of default hereunder by Landlord:

     (a) the sole and exclusive remedy shall be against Landlord and Landlord's assets;

     (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     (d) no partner of Landlord shall be required or otherwise plead to any service of process;

     (e)  no judgment will taken against any partner of Landlord;

     (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

     (g) no writ of execution will ever be levied against the assets of any partner of Landlord;

     (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in the Lease or imposed by statute or at common law.

     37. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or to in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sing.

     All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

     38.  MISCELLANEOUS AND GENERAL PROVISIONS.

     A. Use of Building Name. Tenant shall not, without the consent of Landlord, use the name of the building for any purpose other than an address of the business conducted by Tenant in the Premises.

     B. Choice of Law; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

     C. Definition of Terms. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

     The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision thereof.

     D. Time of Essence. Time is of the essence of this Lease and of each and all of its provisions.

     E. Quitclaim. At the experience or earlier termination of this Lease. Tenant shall execute, acknowledge and deliver to Landlord, within (10) days after written demand written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by the Lease from the real property of which Tenant's Premises are part.

     F. Incorporation of Prior Agreements; Amendments. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral Agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

     G. Recording. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

     H. Amendments for Financing. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not materially affected and there is no change in the Basic Rent and Lease terms.

     I. Additional Paragraphs. Paragraphs 19 through 47 are added hereto and are hereto and are included as part of this lease.

     J. Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

     K. Diminution of Light, Air or View. Tenant covenants and agrees that no diminution or shutting off of light, air or view by an structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the date and year last written below.

LANDLORD:                           TENANT:

JOHN ARRILLAGA                      CENTAUR PHARMACEUTICALS, INC.,
SEPARATE PROPERTY TRUST             a Delaware corporation

By /s/ John Arrillaga               By /s/ Brian D. Frenzel
  --------------------------          ---------------------------------
  John Arrillaga, Trustee

                                    Title  President and CEO
                                         -------------------------------

RICHARD T. PEERY                    Type or Print Name Brian D. Frenzel
                                                       -----------------
SEPARATE PROPERTY TRUST

By /s/ Richard T. Peery
  ---------------------------
   Richard T. Peery, Trustee

/s/ William Riddle
-----------------------------
William Riddle, Trustee

/s/ Barry Saper
-----------------------------
Barry Saper, Trustee

Paragraphs 39 through 46 to Lease Agreement Dated December 15, 1992. By and Between Oakmead Associates, as Landlord, and Centaur, Inc., a California corporation, as Tenant for 9,998+ Square Feet of Space Located at 484 Oakmead
                                -
Pkwy., Sunnyvale, California.

     39.  BASIC RENT:  In accordance with Paragraph 4(A) herein, the total
          ----------
aggregate sum of SIX HUNDRED FORTY EIGHT THOUSAND THREE HUNDRED EIGHTY ONE AND NO/100 DOLLARS ($648,381.00), shall be payable as follows:

     On June 1, 1993, the sum of SEVEN THOUSAND AND NO/100 DOLLARS ($7,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 1993.

     On October 1, 1993, the sum of EIGHT THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($8,500.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1993.

     On January 1, 1994, the sum of NINE THOUSAND NINE HUNDRED NINETY EIGHT AND NO/100 DOLLARS ($9,998.00) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1994

     On April 1, 1994, the sum of TEN THOUSAND FOUR HUNDRED NINETY SEVEN AND 90/100 DOLLARS ($10,497.90) shall be due, and a like sum on the first day of each month thereafter, through and including March 1, 1995.

     On April 1, 1995, the sum of TEN THOUSAND NINE HUNDRED NINETY SEVEN AND 80/100 DOLLARS ($10,997.80) shall be due and a like sum due on the first day of each month thereafter, through and including March 1, 1996.

     On April 1, 1996, the sum of ELEVEN THOUSAND FOUR HUNDRED NINETY SEVEN AND 70/100 dollars ($11,497.70) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1997.

     On April 1, 1997, the sum of ELEVEN THOUSAND NINE HUNDRED NINETY SEVEN AND 60/100 dollars ($11,997.60) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1998.

     On April 1, 1998, the sum of TWELVE THOUSAND FOUR HUNDRED NINETY SEVEN AND 50/100 dollars ($12,497.50) shall be due, and a like sum due on the first day of each month thereafter, through and including May 1, 1998; or until the entire aggregate sum of SIX HUNDRED FORTY EIGHT THOUSAND THREE HUNDRED EIGHTY ONE AND NO/100 DOLLARS ($648,381.00) has been paid.

     40.  "AS-IS" BASIS:  It is hereby agreed that the Premises leased hereunder
          -------------
is leased strictly on an "as-is" basis and in its present condition, and in the configuration as show on Exhibit B to be attached hereto, Landlord shall not be
                         ---------
required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof, other than those representations otherwise set forth in this Lease.

     41.  CONSENT: Whenever the consent of one party to the other is required
          -------
hereunder, such consent shall not be unreasonably withheld.

     42.  RULES AND REGULATIONS AND COMMON AREA:  Subject to the terms and
          -------------------------------------
conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel/Building in which the premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel/Building in which the Premises are located, which areas and facilities are referred to herein as "Common Area'.. This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to mace changes in the shape. size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Parcel/Building. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Parcel/Building of any of said Rules and Regulations.

     Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord; however, the Common Area shall be managed in a manner comparable to other similar commercial properties owned and managed by Landlord

     43.  EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS
          ----------------------------------------------------------------------
OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED:  As Additional
------------------------------------------------------------
Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant s proportionate share (calculated on a square footage or other equitable basis as calculated by landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Parcel/Building including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways, maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

     "Additional Rent" as used herein shall not include Landlord's debt repayments. interest on charges, expenses directly or indirectly incurred by Landlord for the benefit of any other tenant: cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries.

     As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators (if any); license, permit and inspection fees; security, salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1947 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

     44.  UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED:  As
          -----------------------------------------------------------
Additional Rent and in accordance with Paragraph 4D of this Lease Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

     Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accidents, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

     Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it. Utilities services are generally available on a twenty four (24) hour-a-day seven day-a-week basis and subject to the rules and regulations of the Complex hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and air-conditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the air-conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or air-conditioning usually furnished or supplied to premises being used as a general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. If Tenant shall require water, gas or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repairs thereof, all charges for excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility): account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

     45.  PARKING:  Tenant shall have the right to the nonexclusive use of
          -------
thirty seven (37) spaces in the common parking area of the building. Tenant agrees that Tenant, Tenant's employees, agents, representatives, and/or invitees shall not use parking spaces in excess of said 37 parking spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking area of the building in the event of a dispute among the tenants occupying the building referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading area so as to interfere in any way with the use of such areas, nor shall Tenant, at any time, park or permit the parking of Tenant's trucks and other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common areas not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the building. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parking in any area other than that designated. Tenant hereby authorizes Landlord, at Tenant's sole expense, to tow away form the building any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking area for vehicle parking only and shall not use the parking areas for storage.

     46.  ASSIGNMENT AND SUBLETTING CONTINUED:  Notwithstanding the foregoing,
          -----------------------------------
Tenant shall be entitled to assign or sublet without Landlord's consent (but shall still give Landlord notice thereof) to any parent or subsidiary corporation, or corporation with which Tenant merges or consolidates, or to whom Tenant sells all or substantially all of its assets, provided no such assignment, merger, consolidation, transfer of stock, (or in the event of a transfer of greater than fifty percent (50%) of the ownership interest or voting interest in the stock of Tenant, providing said offering is a public offering and further provided the net worth of the corporation with which Tenant merges or consolidates or sells substantially all of its assets or acquires has greater than fifty percent (50%) of the ownership interest or voting interest in the stock of Tenant and has a net worth after the merger, consolidation, purchase or acquisition equal to or greater than the net worth of Tenant at the time said Lease commences), or subletting will release Tenant to the extent Tenant continues in existence following such transaction.

     47.  HAZARDOUS MATERIALS:  Landlord and Tenant agree as follows with
          -------------------
respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises (hereinafter collectively referred to as the "Property").

     As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes subject to or regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation any material or hazardous substance which is (i) listed under Article 9 or define as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30, (ii) listed or defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act,

Section 42 U.S.C. Section 6901 et. seq., K(iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601), (iv) petroleum or any derivative of petroleum (or (v) asbestos.

     Tenant shall have no obligation to "clean up", reimburse, release, indemnify, or defend Landlord with respect to any Hazardous Materials or wastes which Tenant prior to and during the term of the Lease) or other parties on the Property did not store, dispose, or transport in, use, or cause to be on the Property in violation of applicable law.

     Tenant will be 100 percent liable and responsible for: (i) any and all "cleanup" of said toxic waste and/or Hazardous Materials contamination which Tenant, its agents, or its future subtenants and/or assignees (if any), or other parties on the Property, does store, dispose, or transport in, use of cause to be on the Property, and (ii) any claims by third parties resulting from such Hazardous Materials contamination. Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, without limitation, attorney fees incurred as a result of any claims resulting from such Hazardous Materials contamination.

     Tenant also agrees not to use or dispose of any toxic waste or Hazardous Materials on the Property without first obtaining Landlord's written consent. In the event consent is granted by Landlord, Tenant agrees to complete compliance with governmental regulations, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate city agency. If Tenant uses Hazardous Materials, Tenant also agrees to install, at Tenant's expense, such toxic waste and/or Hazardous Materials monitoring devices as Landlord deems necessary. It is agreed that the Tenant's responsibilities related to toxic waste and Hazardous Materials will survive the termination date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 47.

TENANT:                                      Centaur
BUILDING:                                    Oakmead

                                                               Rate PSF Based
                         Square Feet       Square Feet              on                            No. of
Period                    Occupying          Leasing        SF Occupying Rent      per No.        Months     Rent Due for Period
06/01/93-09/32/93             7000            9998                 1.00            $ 7,000.00        4            $ 28,000.00
10/01/93-12/31/93             8500            9998                 1.00            $ 8,500.00        3            $ 35,500.00
01/01/94-03/31/94             9998            9998                 1.00            $ 9,998.00        3            $ 29,994.00
04/01/94-03/31/95             9998            9998                 1.05            $10,497.90       12            $125,974.80
04/01/95-03/31/96             9998            9998                 1.10            $10,997.80       12            $131,973.60
04/01/96-03/31/97             9998            9998                 1.15            $11,497.70       12            $137,972.40
04/01/97-03/31/98             9998            9998                 1.20            $11,997.60       12            $143,971.20
04/01/96-05/31/98             9998            9998                 1.25            $12,497.50        2            $ 24,995.00

Security Deposit                        $24,995.00                                                  60            $648,381.00
                                                                                                    5Y              AGGREGATE

                                   EXHIBIT A

                           [DESCRIPTION OF PROPERTY]

                                   EXHIBIT B

                           [DESCRIPTION OF PROPERTY]

                                AMENDMENT NO. 1
                                   TO LEASE

     THIS AMENDMENT NO. 1 is made and entered into this 18th day of August, 1995, by and between OAKMEAD ASSOCIATES, and LANDLORD, and Centaur Pharmaceuticals, Inc., a Delaware corporation, as TENANT.

                                   RECITALS

     A. WHEREAS, by Lease Agreement dated February 25, 1993 Landlord leased to Tenant approximately 9,998 + square feet of that certain 30,825 + square foot
                           -                                    -
building located at 484 Oakmead Parkway, Sunnyvale, California, the details of which are more particularly set forth in said February 25, 1993 Lease Agreement, and

     B. WHEREAS, said Lease was amended by the Commencement Letter dated July 1, 1993 which confirmed the Commencement Date of the Lease as June 1, 1993 and the Termination Date as May 31, 1998, and,

     C. WHEREAS, the John Arrillaga Separate Property Trust, a partner in Oakmead Associates, was amended to be the "Arrillaga Family Trust," and

     D. WHEREAS, it is now the desire of the parties hereto to amend the Lease by: (i) extending the Term for two (2) years ten (10) months; (ii) increasing the size of the Leased Premises from 9,998 + square feet to 19,425 + square feet
                                           -                       -
effective November 1, 1995; (iii) increasing the size of the Leased Premises from 19,425 + square feet to 30,825 + square feet effective March 1, 1998; (iv)
            -                       -
amending the Basic Rent schedule and Aggregate Rent of said Lease Agreement, and
(v) establishing Landlord's responsibility to maintain the Leased Premises structure as provided for Paragraph 9; and (vi) adding a provision for the replacement of a 3-ton or 5-ton HVAC unit, as hereinafter set forth.

                                   AGREEMENT

     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1.   TERM OF LEASE:  It is agreed between the parties that the Term of said
          -------------
Lease Agreement shall be extended for an additional two (2) year ten (10) month period, and the Lease Termination Date shall be changed from May 31, 1998 to March 31, 2001.

     2.   INCREASED PREMISES:  It is understood that Tenant is currently in
          ------------------
possession of the entire 30,835 + square foot building in which Tenant's Leased
                                -
Premises are located under the following agreements: (i) under Lease Agreement dated February 24, 1993. Tenant is leasing 9,981 + square feet of space; (ii)
                                                  -
under sublease, dated March 15, 1994, between Rosenbluth Travel Agency (as leased by Rosenbluth Travel Agency) from Landlord, and which lease and sublease terminates on October 31, 1995 ("Sublease"); and (iii) under sub-sublease, dated April 24, 1995, between Nycomed Salutar, Inc. (as Master Tenant), Prism Solutions, Inc. (as Sublessor), and Tenant (as Sublessee), Tenant is sub-subleasing all of the 11,400 + square feet of space subleased by Prism
                                    -
Solutions from Nycomed Salutar, Inc. under sublease dated January 17, 1994, (which said 11,400 + square feet of space is leased by Nycomed Salutar, Inc. from Landlord), and which lease, sublease, and sub-sublease shall terminate on February 28, 1998 ("Sub-sublease"). Upon the respective termination of the aforementioned Rosenbluth Travel Agency lease and the Nycomed Salutar lease, Tenant's square footage of Leased Premises shall increase accordingly.

Therefore, effective November 1, 1995, the size of the Leased Premises will be increased by 9,427 + square feet, or from 9,998 + square feet to 19,425 + square
                   -                            -                       -
feet of space. Total said Premises are more particularly shown within the area as shown in Red on Exhibit A. The entire parcel, of which the Leased Premises
                   ----------
is a part, is shown within the area outlined in Green on Exhibit A.  The
                                                         ---------
additional 9,427 + square feet of space is leased on an "as-is" basis, in its
                 -
present condition and configuration, as set forth in Blue on Exhibit B to be
                                                             ---------
attached hereto, with the entire interior leased Premises shown in Red on said Exhibit B.
---------

Effective March 1, 1998, the size of the Leased Premises will be increased by 11,400 + square feet, or from 19,425 + square feet to 30,825 + square feet of
       -                             -                       -
space. Total said Premises are more particularly shown within the area outlined in Red on Exhibit C. The entire parcel, of which the Leased Premises is a part,
          ---------
is shown within the area outlined in Green on Exhibit C.  The additional 11,400
                                              ---------
+ square feet of space is leased on an "as-is" basis, in its present condition
-
and configuration, as set forth in Blue on Exhibit D to be attached hereto, with
                                           ---------
the entire interior Leased Premises shown in Red on said Exhibit D.
                                                         ---------

     3.   BASIC RENT SCHEDULE:  The Basic Rent schedule, as shown in Paragraph
          -------------------
4(A) of the Lease Agreement, shall be payable as follows:

     On November 1, 1995, the sum of TWENTY ONE THOUSAND THREE HUNDRED SIXTY SEVEN AND 50/100 DOLLARS ($21,367.50) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1996.

     On April 1, 1996, the sum of TWENTY TWO THOUSAND THREE HUNDRED THIRTY EIGHT AND 75/100 DOLLARS ($22,338.75) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1997.

     On April 1, 1997 the sum of TWENTY THREE THOUSAND THREE HUNDRED TEN AND 00/100 DOLLARS ($23,310.00) shall be due, and a like sum due on the first day of each month thereafter, through and including February 1, 1998.

     On March 1, 1998, the sum of THIRTY SIX THOUSAND NINE HUNDRED NINETY AND 00/100 DOLLARS ($36,990.00) shall be due, representing the Rental for the period March 1, 1998 through March 31, 1998.

     On April 1, 1998, the sum of THIRTY EIGHT THOUSAND FIVE HUNDRED THIRTY ONE AND 25/100 DOLLARS ($38,531.25) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 1999.

     On April 1, 1999, the sum of FORTY THOUSAND SEVENTY TWO AND 50/100 DOLLARS ($40,072.50) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2000.

     On April 1, 2000, the sum of FORTY ONE THOUSAND SIX HUNDRED THIRTEEN AND 75/100 DOLLARS ($41,613.75) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2001.

     The Aggregate Rent shall be increased by $1,748,984.90, or from $648,381.00 to $2,397,365.90.

     4.   SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by
          ----------------
$21,625.00, or from $24,995.00 to $46,620.00, payable upon Tenant's execution of this Amendment. Tenant's Security Deposit shall be increased by $36,607.50, or from $46,620.00 to $83,227.50, due on February 1, 1998.

     5.   PARKING:  Effective November 1, 1995, Tenant's nonexclusive parking
          -------
spaces shall be increased by 35 spaces or from 37 spaces to 72 spaces. Effective March 1, 1998, Tenant shall lease 100% of the Building from Landlord, and shall be entitled to the parking appurtenant to the Leased Premises. Effective March 1, 1998, Lease Paragraph 45 ("PARKING") shall be deleted in its entirety.

     6.   DELETE NON APPLICABLE PARAGRAPHS:  Effective March 1, 1998, Tenant
          --------------------------------
shall lease 100% of the Building from Landlord and the following Lease Paragraphs referring to Common Areas shall no longer be applicable and shall be deleted in their entirety. Any cross reference to said deleted Paragraphs in other Paragraphs within the Lease is considered null and void: Paragraph 42 ("RULES AND REGULATIONS AND COMMON AREA") and Paragraph 43 ("EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED").

     7.   REPLACEMENT OF PARAGRAPHS:  Effective March 1, 1998, the following
          -------------------------
Paragraphs shall be replaced:

          A. UTILITIES. Effective March 1,1998, Paragraph 44 ("UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED") shall be deleted in its entirety and shall be replaced with the following:

          "44. UTILITIES: Tenant shall pay promptly, as the same become
               ---------
          due, all charges for water, gas, electricity, telephone, telex and other electronic, communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term of this Lease, including, without limitation any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

               Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises when such interruption of failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord."

          B. TENANT MAINTENANCE. Effective March 1, 1998, Paragraph 7 ("TENANT MAINTENANCE") shall be deleted in its entirety and shall be replaced with the following:

          "7.  TENANT MAINTENANCE: Tenant shall, at its sole cost and
               ------------------
          expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers, and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the Building, store fronts, roofs, downspouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic extinguishing systems, and elevators and all other interior improvements of any nature whatsoever, and all exterior improvements including but not limited to landscaping, sidewalks, driveways, parking lots including striping and sealing, sprinkler systems, lighting, ponds, fountains, waterways, and drains. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the Leased Premises by square footage or other equitable basis as calculated and determined by Landlord."

     8.   "AS-IS" BASIS: Inasmuch as Tenant is currently occupying the Increased
           -------------
Premises under the aforementioned Sublease and Sub-sublease, subject only to Paragraph 10 below and Landlord making the improvements shown on Exhibit B and D
                                                                 ---------------
to be attached hereto, it is hereby agreed that said Increased Premises leased hereunder, is leased strictly on an "as-is" basis in its present condition, and in the configuration as shown on Exhibits B and D to be attached hereto, and by
                                 ----------------
reference made a part hereof. Tenant shall accept the Premises as being in good and sanitary order, condition and repair and shall accept the building and improvements on the Premises in the condition that exists at the effective dates set forth in this Amendment No. 1 and without any representation or warranty by Landlord as to the condition of said building or Premises at the effective dates set forth in this Amendment No. 1, or as to the conformance of the building or Premises to any building codes or governmental rules or regulations that may then or thereafter be in existence. It is specifically agreed between the parties that, after Landlord makes the interior improvements as shown on Exhibit
                                                                         -------
B and D, Landlord shall not be required under any circumstances, to make, nor be
-------
responsible for any cost in connection with, any repair, restoration, and/or improvements to the Premises to prepare the Premises for Tenant's use and occupancy.

     9.   MAINTENANCE OF THE PREMISES:  In addition to, and notwithstanding
          ---------------------------
anything to the contrary in Lease Paragraph 7 ("TENANT MAINTENANCE"), Landlord shall maintain the structural shell, foundation, and roof structure (but not the interior improvements, roof membrane, or glazing) of the building leased hereunder at Landlord's cost and expense provided Tenant has not caused such damage, in which event Tenant shall be responsible for 100 percent of any such costs or repair or damage so caused by the Tenant. Notwithstanding the foregoing, a crack in the foundation, or exterior walls that does not endanger the structural integrity of the building, or which is not life-threatening, shall not be considered material, nor shall Landlord be responsible for repair of same.

     10.  REPLACEMENT OF HVAC:  Notwithstanding anything to the contrary in
          -------------------
Lease Paragraph 7 ("TENANT MAINTENANCE"), in the event the HVAC unit serving the rear portion of the building, has served its useful life and needs replacing during the Term of the Lease) provided said replacement is not the result of damage caused by Tenant, its agents, employees, invitees, contractors, or its future subtenants and/or assignees (if any)), Landlord shall: (i) replace said unit at Landlord's sole cost, if said HVAC unit is a three (3) ton unit; or,
(ii) replace said HVAC unit and the cost of such replacement shall be equally split between Landlord and Tenant, if said HVAC unit is a five (5) ton unit.

                     (THIS SPACE LEFT BLANK INTENTIONALLY)

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said February 25, 1993 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the date and year last written below.

LANDLORD:                                    TENANT:

ARRILLAGA FAMILY TRUST                       CENTAUR PHARMACEUTICALS, INC.
                                             a Delaware corporation

By  /s/ John Arrillaga                       By  /s/ Brian D. Frenzel
  ------------------------------               ------------------------------
  John Arrillaga, Trustee                        Brian D. Frenzel
                                             --------------------------------
Date:  10/24/95                              Print or Type Name
     ---------------------------
                                             Title:  President
                                                   --------------------------
RICHARD T. PEERY SEPARATE                    Date:   10/24/95
PROPERTY TRUST                                    ---------------------------

By  /s/ Richard T. Peery
  ------------------------------
  Richard T. Peery, Trustee

Date:  10/24/95
     ---------------------------

RIDDLE FAMILY TRUST

By: /s/ William Riddle
   -----------------------------
   William Riddle, Trustee

Date:  10/28/95
     ---------------------------

BARRY AND PATRICIA SAPER TRUSTS

By: /s/ Barry Saper
   -----------------------------
   Barry Saper, Trustee

Date:  10/25/95
     ---------------------------

                                   EXHIBIT A

                           [DESCRIPTION OF PROPERTY]

                                   EXHIBIT B


                           [DESCRIPTION OF PROPERTY]

                                   EXHIBIT C


                           [DESCRIPTION OF PROPERTY]

                                   EXHIBIT D

                           [DESCRIPTION OF PROPERTY]

                                      11